Investor Presentation Third Quarter 2016 Steve Gardner Chairman & Chief Executive Officer sgardner@ppbi.com - 949-864-8000 Exhibit 99.1 Ronald Nicolas Sr. EVP & Chief Financial Officer rnicolas@ppbi.com - 949-864-8000 And

2 Forward-Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on Pacific Premier Bancorp, Inc. (the “Company”). Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the impact of changes in financial services policies, laws and regulations including those concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; technological and social media changes; the effect of acquisitions that the Company has made or may make, if any, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions, and/or the failure to effectively integrate an acquisition target into our operations; changes in the level of the Company’s nonperforming assets and charge-offs; oversupply of inventory and deterioration in values of California real estate, both residential and commercial; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by bank regulatory agencies, the Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; possible other-than-temporary impairments of securities held by the Company; changes in consumer spending, borrowing and savings habits; the effects of the Company’s lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; ability to attract deposits and other sources of liquidity; changes in the financial performance and/or condition of the Company’s borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; unanticipated regulatory or judicial proceedings; and the Company’s ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC and other filings made by the Company with the SEC. The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

3 16 Full-Service Branch Locations Company Profile Exchange / Listing NASDAQ: PPBI Focus Small & Mid-Market Businesses Total Assets $3.8 Billion* Branch Network Note: Market data as of 10/31/2016 * As of 9/30/2016 Pacific Premier Branch Footprint Headquarters Irvine, CA # of Research Analysts 7 Analysts Market Cap $714.9 Million Avg. Daily Volume 116,841 Shares Note: Map does not include PPBI offices outside of California

4 Strategic Transformation Pre 2008  Conversion from a thrift to a commercial bank 2008 - 2012  Organic growth driven by dynamic sales culture  Geographic expansion through highly accretive FDIC-assisted acquisitions  Canyon National Bank (CNB) - $192 million in assets, closed on 2/11/2011 (FDIC-Assisted)  Palm Desert National Bank (PDNB) - $103 million in assets, closed on 4/27/2012 (FDIC-Assisted) 2016 and Beyond  Focus on producing EPS growth from scale, efficiency, balance sheet leverage  Target ROAA and ROATCE of 1.25% and 15%, respectively  Continue disciplined organic and acquisitive growth increasing scarcity value 2013 - 2015  Build out of commercial banking platform through acquisitions  First Associations Bank (FAB) - $424 million in assets, closed on 3/15/2013 (151 days)  San Diego Trust Bank (SDTB) - $211 million in assets, closed on 6/25/2013 (111 days)  Infinity Franchise Holdings (IFH) - $80 million in assets, closed on 1/30/2014 (73 days)  Independence Bank (IDPK) - $422 million in assets, closed on 1/26/2015 (96 days)  Security California Bancorp (SCAF) - $715 million in assets, closed 1/31/2016 (123 days) A balance of organic and acquisitive growth creating a southern California centric commercial bank franchise with $3.8 billion in assets

5 History of PPBI • Total deposits compound annual growth rate of 38% since 2012 • Total loans compound annual growth rate of 36% since 2012 Total Assets – Acquired vs. Non-Acquired February 2011 Acquired Canyon National Bank ($192MM assets) in FDIC-assisted deal $807 $827 $961 $1,174 $1,714 $1,745 $1,922 $2,034 $2,039 $2,753 $2,637 $2,715 $2,791 $3,563 $3,599 $3,755 $6.00 $7.00 $8.00 $9.00 $10.00 $11.00 $12.00 $13.00 $14.00 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2009 2010 2011 2012 2013 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Non-Acquired Acquired TBV/Share April 2012 Acquired Palm Desert National Bank ($103MM assets) in FDIC-assisted deal March 2013 and June 2013 Acquired First Associations Bank ($424MM assets) and San Diego Trust Bank ($211MM assets) January 2014 Acquired Infinity Franchise Holdings ($80MM assets), a specialty finance company January 2015 Acquired Independence Bank ($422MM assets) January 2016 Acquired SCAF ($715MM assets) Timely and efficient acquisitions have accelerated PPBI’s growth and performance Total Assets TBV/Share

6  Small and middle market business banking focus  Full suite of business banking services, including: cash management, payroll and merchant card services  Customized C&I and commercial real estate loans  C&I and CRE business loans  Originated $240M YTD vs. $115M 2015 YTD  32% of loan portfolio Today’s Commercial Bank – Key Businesses Business Banking SBA Lending HOA Banking Income Property Lending  Nationwide origination capability  Small Business Administration (“SBA”) Loans  California Capital Access Program (“Cal CAP”) Loans  United State Department of Agriculture (“USDA”) Loans  Originated $102M YTD and vs $91M 2015 YTD  Sell guaranteed portion – 75%  Gross gain rates 8-12%  Nationwide leader of customized cash management, electronic banking services and credit facilities for:  Home Owner Association (“HOA”) Companies  HOA Management Companies  HOA deposits now in excess of $742M as of 9/30  Predominately MMAs and demand deposits  Credit facilities and banking services for commercial real estate (“CRE”) investors in SoCal  Structured CRE and bridge loan flexibility  Originated $156M YTD and $107 2015 YTD  17% of loan portfolio Construction Lending  Construction loans for developers and owner users on properties predominantly in coastal SoCal  New team assembled in first half of 2013  Originated $194M YTD vs. $168M 2015 YTD  7% of loan portfolio  Attractive risk adjusted yields Franchise Lending  National lender for established and experienced owner operators of Quick Serve Restaurants  C&I and CRE based lending secured by equipment and real estate  Originated $148M YTD vs. $130M 2015 YTD  Average originated rate of 5.0% 2016 YTD

Technology Enabled Management Systems

PPBI's sales management technology has accelerated the growth and sales culture by effectively monitoring all facets of the deposit and loan process, including lead generation, prospecting and closing

- Customer Relationship Management (CRM) with SalesForce provides real-time updates of existing and prospective client deposit and loan relationships. Deployed throughout the organization from RMs, PMs and credit administration
- Email communication software streamlines communication between our RMs and PMs for quicker decision making
- DataVault is PPBI's proprietary software developed in-house for tracking HOA and Property Management firm's customer payment information, customized for internal reporting and 3rd party vendor implementation

SalesForce Pipeline Management


Dashboard

SalesForce Communication


- cash out refinance

DataVault – Proprietary Mgmt. Software


Dashboard

7

8 Commercial Bank Transformation - Deposit Composition Deposits – 12/31/2009 Deposits – 9/30/2016 • 38% of deposit balances are non-interest bearing deposits • 90% of deposit balances are Core deposits * Total Deposits: $618.7 Million Cost of Deposits: 1.91% Total Deposits: $3.1 Billion Cost of Deposits: 0.28% * Core deposits are all transaction accounts and non-brokered CD accounts below $250,000 Non-Int. Bearing Demand 5% Interest Bearing Demand 4% MMDA and Savings 23% CDs 68% Non-Int. Bearing Demand 38% Interest Bearing Demand 6% MMDA and Savings 37% CDs 19%

9 Commercial & Industrial 5% CRE - Own. Occ. 18% CRE - Non-Own. Occ. 26% Multi-family 48% 1-4 Family 2% Other 1% Commercial Bank Transformation – Loan Composition Loans – 12/31/2009 Loans – 9/30/2016 • Loan portfolio is high quality and well-diversified • Business related loans represent 49% of total loans at 9/30/16* Total Loans: $576.3 Million Total Loans: $3.1 Billion * Business loans are defined as commercial and industrial, franchise, commercial owner occupied, and SBA Multi-family 23% CRE Non- Own. Occ. 17% Commercial & Industrial 17% CRE - Own. Occ. 15% Franchise 14% Constr., Land & Development 8% 1-4 Family 3% SBA 3%

10 Conservative Credit Culture Nonperforming Assets to Total Assets (%) Growth has not sacrificed credit risk, as the Company has historically out-performed peers across all asset quality measures over the same growth time period • No troubled debt restructurings (“TDRs”) • Tactical loan sales utilized strategically to manage various risks 1.04 1.70 1.58 1.66 1.36 0.48 0.58 0.40 3.26 1.62 1.31 0.76 0.55 1.67 1.08 0.38 0.33 0.21 0.15 0.20 0.20 0.14 0.12 0.12 0.21 0.19 0.18 0.18 0.17 0.13 0.17 2.93 3.62 3.96 4.11 4.26 4.30 4.24 4.39 4.23 4.29 4.06 4.04 3.77 3.48 3.39 3.21 2.96 1.56 1.24 1.10 1.18 1.05 0.91 0.80 0.74 0.69 0.59 0.58 0.74 0.53 - 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 5.00 PPB Peers * CNB Acquisition 2/11/11 PDNB Acquisition 4/27/12 * California peer group consists of all insured California institutions, from SNL Financial.

11 CRE to Capital Concentration Our growth across our key businesses has diversified our loan portfolio allowing us to decrease our CRE concentration Held steady CRE as a Percent of Total Capital 627% 499% 415% 372% 310% 349% 316% 336% 362% 352% 365% 0% 100% 200% 300% 400% 500% 600% 700% 2008 2009 2010 2011 2012 2013 2014 2015 Q1'16 Q2'16 Q3'16 CRE Concentration

12 Strong Loan Yields - Declining Cost of Deposits Core Loan Yields Cost of Deposits $ in millions 0.33% 0.36% 0.32% 0.31% 0.28% 0.28% 0.25% 0.30% 0.35% 0.40% 0.45% 0.50% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2013 2014 2015 Q1'16 Q2'16 Q3'16 Total Deposits Cost of Deposits Our specialty businesses have optimized our NIM through diversification and disciplined pricing as well as accelerating organic loan and deposit growth 5.28% 5.18% 5.17% 5.24% 5.11% 5.11% 4.50% 4.75% 5.00% 5.25% 5.50% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2013 2014 2015 Q1'16 Q2'16 Q3'16 Loans Core Loan Yield

13 Revenue & Net Interest Margin Annual Operating Revenue Note: Operating revenue = net interest income + noninterest income. *Annualized $67 $87 $121 $156 $168 $180 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 2013 2014 2015 Q1'16* Q2'16* Q3'16* Core Net Interest Margin $ in millions And delivered revenue growth of 39% as well as consistent net interest margin of over 4% 3.93% 4.09% 4.06% 4.11% 4.19% 4.18% 3.80% 3.85% 3.90% 3.95% 4.00% 4.05% 4.10% 4.15% 4.20% 4.25% 2013 2014 2015 Q1'16 Q2'16 Q3'16

14 Noninterest Expense & Efficiency Adjusted Noninterest Expense / Avg. Assets Efficiency Ratio In addition to leveraging technology to drive growth, the Company has continually improved its operational processes to achieve greater operating leverage and economies of scale NOTE: Efficiency Ratio represents the ratio of noninterest expense less other real estate owned operations, core deposit intangible amortization and non-recurring merger related expense to the sum of net interest income before provision for loan losses and total noninterest income less gains/(loss) on sale of securities, other-than-temporary impairment recovery (loss) on investment securities, and gain on FDIC-assisted transactions. Adjusted noninterest expense excludes other real estate owned operations, core deposit intangible amortization and non-recurring merger related costs. *Annualized 2.95% 2.87% 2.58% 2.46% 2.54% 2.74% 2.20% 2.30% 2.40% 2.50% 2.60% 2.70% 2.80% 2.90% 3.00% 2013 2014 2015 Q1'16* Q2'16* Q3'16* 64.7% 61.4% 55.9% 52.4% 54.4% 57.0% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% 2013 2014 2015 Q1'16 Q2'16 Q3'16

15 Pre-Tax Pre-Provision Income Tangible Book Value $ in thousands $16,440 $32,019 $47,149 $61,664 $73,264 $76,468 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 2013 2014 2015 Q1'16* Q2'16* Q3'16* $9.07 $10.13 $11.21 $11.61 $12.04 $12.52 $7.00 $8.00 $9.00 $10.00 $11.00 $12.00 $13.00 $14.00 2013 2014 2015 Q1'16 Q2'16 Q3'16 Strong operating income has consistently resulted in shareholder value creation Net Income and Tangible Book Value NOTE: Tangible book values are based on fully diluted shares *Annualized

16 Capital Resources (1) Please refer to non-GAAP reconciliation As of September 30, 2016 Well-Capitalized Requirement Pacific Premier Bancorp, Inc. Pacific Premier Bank Regulatory Capital Ratios: Tier 1 Leverage Capital Ratio 5.00% 9.80% 11.03% Common Equity Tier 1 Risk-based Capital Ratio 6.50% 10.42% 12.07% Tier 1 Risk-Based Capital Ratio 8.00% 10.72% 12.07% Total Risk Based Capital Ratio 10.00% 13.21% 12.77% Tangible Common Equity Ratio (1) 9.28% 10.77% The consolidated Company and the Bank both remain well capitalized with strong earnings capacity to sustain growth strategy and well-capitalized levels

17 Superior Market Performance (PPBI) Source: SNL Financial, market information as of 9/30/2016 Growth, profitability, conservative credit and capital, and operating efficiencies has led to PPBI’s stock price significantly outperforming its publicly traded bank peers (SNL Bank Index / NASDAQ Bank Index) PPBI +77% NASDAQ Bank SNL Bank +1% +17% -40.0% -20.0% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% Sep-14 Nov-14 Jan-15 Mar-15 May-15 Jul-15 Sep-15 Nov-15 Jan-16 Mar-16 May-16 Jul-16 Sep-16 PPBI SNL Bank NASDAQ Bank

18 Strategically Focused – Financially Motivated PPBI’s management team operates the bank with the understanding we are growing toward $10.0 billion • Our business model is always evolving, transforming and improving • Continue to build a quality banking franchise and leverage core competencies • Investments in and the strengthening of the entire team is an on-going process Continue to Evolve and Strive for Superior Performance Operational Integrity Leads to Strong Internal Controls and Risk Management PPBI’s operating environment and culture have been built over the years to be scalable • Sales culture maturation combined with traditional Relationship Managers and the leveraging of technology • Disciplined credit underwriting culture remains a fundamental underpinning • BSA/AML – automated Rule Based Risk Rating and statistical analytics covering entire client base • CRA – enhanced program to exceed community group requirements and large bank exam standards Keen Focus on Creating Maximum Shareholder Value Management consistently communicates and executes on its strategic plan • Our Board regularly evaluates capital management, strategic direction and the alternatives to maximize shareholder value • Focused on increasing earnings and building TBV through growth strategies and improving efficiencies • Our goal is to create a fundamentally sound franchise with strong earnings and risk management

Scarcity Value in Southern California

Largest 25 Banks Headquartered in Southern California

Rank	Company name	Exchange	City	Total Assets ($000s)
1	PacWest Bancorp	NASDAQ	Beverly Hills	$ 21,315,291
2	Banc of California, Inc.	NYSE	Irvine	$ 11,216,404
3	CVB Financial Corp.	NASDAQ	Ontario	$ 8,044,993
4	BofI Holding, Inc.	NASDAQ	San Diego	$ 7,601,354
5	Opus Bank	NASDAQ	Irvine	$ 7,468,083
6	F & M Bank of Long Beach	OTCQB	Long Beach	$ 6,335,203
7	**Pacific Premier Bancorp, Inc.**	**NASDAQ**	**Irvine**	**$ 3,754,831**
8	Community Bank	OTC Pink	Pasadena	$ 3,634,799
9	First Foundation Inc.	NASDAQ	Irvine	$ 3,492,940
10	Grandpoint Capital, Inc.	OTC Pink	Los Angeles	$ 3,312,542
11	CU Bancorp	NASDAQ	Los Angeles	$ 2,776,433
12	Manufacturers Bank	-	Los Angeles	$ 2,535,454
13	American Business Bank	OTC Pink	Los Angeles	$ 1,664,532
14	Montecito Bancorp	-	Santa Barbara	$ 1,277,556
15	Provident Financial Holdings, Inc.	NASDAQ	Riverside	$ 1,171,381
16	Plaza Bank	-	Irvine	$ 1,107,148
17	Pacific Mercantile Bancorp	NASDAQ	Costa Mesa	$ 1,100,915
18	Sunwest Bank	-	Irvine	$ 1,010,435
19	Malaga Financial Corporation	OTC Pink	Palos Verdes Estates	$ 999,000
20	Silvergate Bank	-	La Jolla	$ 979,555
21	California First National Bancorp	NASDAQ	Irvine	$ 888,176
22	Commercial Bank of California	-	Irvine	$ 777,974
23	Bank of Hemet	-	Riverside	$ 651,842
24	Community West Bancshares	NASDAQ	Goleta	$ 642,624
25	Seacoast Commerce Bank	-	San Diego	$ 538,494

- Significant scarcity value for quality and sizeable banking franchises in Southern California
- PPBI is 7th largest bank headquartered in Southern California
- Includes all banks and thrifts headquartered in Southern California (Orange, Los Angeles, San Bernardino, Riverside, and San Diego counties). Sorted by total assets, excludes pending merger targets and ethnic-focused banks

Source: SNL Financial as of 9/30/2016
Note: All dollars in thousands

19

20 • Continue to drive economies of scale and operating leverage • Positioned to deliver continued growth and strong profitability • Ability to integrate business lines that generate higher risk adjusted returns • Proven track record of executing on acquisitions and organic growth • Well positioned to evaluate attractive acquisition opportunities • Create scarcity value among banks in Southern California PPBI Outlook Building Long-term Franchise Value

21 Appendix material PPBI Supplemental Information

Consolidated Financial Highlights

	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
Summary Balance Sheet					
Total Assets	$2,715,298	$2,790,646	$3,563,085	$3,598,653	$3,754,831
Loans Held for Investment	2,167,856	2,254,315	2,851,432	2,920,619	3,090,839
Total Deposits	2,139,207	2,195,123	2,906,264	2,931,001	3,059,752
Loans Held for Investment / Total Deposits	101%	103%	98%	100%	101%
Summary Income Statement					
Total Revenue	$31,074	$33,054	$39,063	$42,011	$44,977
Total Non-Interest Expense	17,374	18,539	23,647	23,695	25,860
Provision for Loan Losses	1,062	1,700	1,120	1,589	4,013
Net Income	7,837	8,065	8,554	10,369	9,227
Diluted EPS	$0.36	$0.37	$0.33	$0.37	$0.33
Performance Ratios					
Return on Average Assets	1.19%	1.18%	1.04%	1.17%	1.00%
Return on Average Tangible Common Equity*	14.25%	14.09%	12.02%	13.48%	11.52%
Return on Adjusted Average Tangible Common Equity*	14.96%	14.92%	14.91%	13.86%	11.52%
Efficiency Ratio (1)	53.6%	53.8%	52.4%	54.4%	57.0%
Net Interest Margin	4.22%	4.40%	4.43%	4.48%	4.41%
Asset Quality					
Delinquent Loans to Total Loans	0.14%	0.12%	0.12%	0.19%	0.18%
Allowance for Loan Losses to Total Loans	0.74%	0.77%	0.65%	0.65%	0.70%
Nonperforming Assets to Total Assets (2)	0.18%	0.18%	0.17%	0.13%	0.17%
Net Loan Charge-offs to Average Total Loans	0.00%	0.02%	0.00%	0.04%	0.04%
Allowance for Loan Losses as a % of Nonperforming loans	394%	436%	383%	467%	381%
Capital Ratios					
Tangible Common Equity/ Tangible Assets *	8.75%	8.82%	9.15%	9.41%	9.28%
Tangible Book Value Per Share *	$10.80	$11.17	$11.46	$11.87	$12.22
Common Equity Tier 1 Risk-based Capital Ratio	10.02%	9.91%	10.43%	10.58%	10.42%
Tier 1 Risk-based Ratio	10.40%	10.28%	10.75%	10.90%	10.72%
Risk-based Capital Ratio	13.65%	13.43%	13.32%	13.45%	13.21%

(1) Represents the ratio of noninterest expense less OREO operations, core deposit intangible amortization and non-recurring merger related expense to the sum of net interest income before provision for loan losses and total noninterest income less gains/(loss) on sale of securities.

(2) Nonperforming assets excludes nonperforming investment securities.

* Please refer to non-GAAP reconciliation

Note: All dollars in thousands, except per share

22

Non-GAAP Financial Measures

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are a non-GAAP financial measures derived from GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measure of tangible common equity ratio to the GAAP measure of common equity ratio and tangible book value per share to the GAAP measure of book value per share are set forth below.

	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
Total stockholders' equity	$ 290,767	$ 298,980	$ 428,894	$ 440,630	$ 449,965
Less: Intangible assets	(58,346)	(58,002)	(113,230)	(112,439)	(111,915)
Tangible common equity	$ 232,421	$ 240,978	$ 315,664	$ 328,191	$ 338,050
Total assets	$ 2,715,298	$ 2,790,646	$ 3,563,085	$ 3,598,653	$ 3,754,831
Less: Intangible assets	(58,346)	(58,002)	(113,230)	(112,439)	(111,915)
Tangible assets	$ 2,656,952	$ 2,732,644	$ 3,449,855	$ 3,486,214	$ 3,642,916
Common Equity ratio	10.71%	10.71%	12.04%	12.24%	11.98%
Less: Intangibility equity ratio	(1.96%)	(1.89%)	(2.89%)	(2.83%)	(2.70%)
Tangible common equity ratio	8.75%	8.82%	9.15%	9.41%	9.28%
Basic shares outstanding	21,510,678	21,570,746	27,537,233	27,650,533	27,656,533
Book value per share	$ 13.52	$ 13.86	$ 15.58	$ 15.94	$ 16.27
Less: Intangible book value per share	(2.72)	(2.69)	(4.12)	(4.07)	(4.05)
Tangible book value per share	$ 10.80	$ 11.17	$ 11.46	$ 11.87	$ 12.22

Note: All dollars in thousands, except per share data.

23

Non-GAAP Financial Measures

For the quarter periods presented below, adjusted net income for return on average tangible common equity, adjusted net income for adjusted return on average tangible common equity and average tangible common equity are non-GAAP financial measures derived from GAAP-based amounts. We calculate return on average tangible common equity by adjusting net income for the effect of CDI amortization and exclude the average CDI and average goodwill from the average stockholders' equity during the period. We calculate adjusted return on average tangible common equity by adjusting net income for the effect of CDI amortization and merger related expense and exclude the average CDI and average goodwill from the average stockholders' equity during the period. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these adjusted measures, this presentation may not be comparable to other similarly titled adjusted measures reported by other companies. A reconciliation of the non-GAAP measures of return on average tangible common equity and adjusted return on average tangible common equity to the GAAP measure of return on common stockholders' equity is set forth below.

	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
Net income	$ 7,837	$ 8,065	$ 8,554	$ 10,369	$ 9,227
Plus: Tax effected CDI amortization	213	217	206	400	321
Adjusted net income for return on average tangible common equity	$ 8,050	$ 8,282	$ 8,760	$ 10,769	$ 9,548
Plus: Merger related, net of tax	400	407	2,103	307	-
Plus: Litigation expense, net of tax	-	82	-	-	-
Adjusted net income for adjusted return on average tangible common equity	$ 8,450	$ 8,771	$ 10,863	$ 11,076	$ 9,548
Average stockholders' equity	$ 284,486	$ 293,334	$ 387,202	$ 432,343	$ 443,715
Less: Average core deposit intangible	7,686	7,394	10,110	10,876	10,318
Less: Average goodwill	50,832	50,832	85,581	101,923	101,939
Average tangible common equity	$ 225,968	$ 235,108	$ 291,511	$ 319,543	$ 331,458
Return on average common equity	11.02%	11.00%	8.84%	9.59%	8.32%
Plus: Intangible return on average tangible common equity	3.23%	3.09%	3.18%	3.89%	3.20%
Return on average tangible common equity	14.25%	14.09%	12.02%	13.48%	11.52%
Adjusted return on average tangible common equity	14.96%	14.92%	14.91%	13.86%	11.52%

Note: All dollars in thousands

24

Non-GAAP Financial Measures

For quarter period presented below, adjusted net income and adjusted diluted earnings per share are non-GAAP financial measures derived from GAAP-based amounts. We calculate these figures by excluding merger related expenses in the period results. Management believes that the exclusion of such items from these financial measures provides useful information to an understanding of the operating results of our core business. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these adjusted measures, this presentation may not be comparable to other similarly titled adjusted measures reported by other companies.

	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
Net income	$ 7,837	$ 8,065	$ 8,554	$ 10,369	$ 9,227
Plus: Merger related, net of tax	400	407	2,103	307	-
Plus: Litigation expense, net of tax	-	82	-	-	-
Adjusted net income	$ 8,237	$ 8,554	$ 10,657	$ 10,676	$ 9,227
Diluted earnings per share	$ 0.36	$ 0.37	$ 0.33	$ 0.37	$ 0.33
Plus merger related and litigation expenses, net of tax	0.02	0.02	0.08	0.01	0.00
Adjusted diluted earnings per share	$ 0.38	$ 0.39	$ 0.41	$ 0.38	$ 0.33
Return on average assets	1.19%	1.18%	1.04%	1.17%	1.00%
Plus merger related and litigation expenses, net of tax	0.06%	0.07%	0.26%	0.03%	0.00%
Adjusted return on average assets	1.25%	1.25%	1.30%	1.20%	1.00%

Note: All dollars in thousands

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